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                       SECURITIES AND EXCHANGE COMMISSION
                                 WASHINGTON, DC

                                    FORM 8-K
                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                 DATE OF REPORT
                               NOVEMBER 16, 2001

                        COMMISSION FILE NUMBER: 0-23256

                               JAMESON INNS, INC.


         Georgia                                         58-2079583
(State or other Jurisdiction of             (I.R.S. employer identification no.)
 Incorporated or Organization)

       8 Perimeter Center East
              Suite 8050                               770-901-9020
          Atlanta, GA 30346                   (Registrant's Telephone Number
(Address of Principal Executive Offices)           Including area code)
              (Zip Code)


ITEM 5.  OTHER EVENTS

On November 14, 2001, Jameson Inns, Inc. issued a press release announcing that its operating results for the third quarter ended September 30, 2001. A copy of the press release is filed as an exhibit to this report and is incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)   Exhibits


99.1  Press Release Announcing Third Quarter 2001 Operating Results

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereto duly authorized.

                               JAMESON INNS, INC.
Dated as of November 16, 2001

                                By: Craig R. Kitchin

                               / s / Craig R Kitchin
                               ---------------------
                               Its:  President & Chief Financial Officer